                    =======================================
                         MODIFIED FORM OF OFFICE LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.
                    =======================================


AGREEMENT OF LEASE, made as of this 8th day of Feb 1995 between Lancet 150 Nassau L.P., a New York partnership, having an office c/o Sylvan Lawrence Company, Inc., 100 William Street, New York, NY 10038 party of the first part, hereinafter referred to as LANDLORD, and Nichi Capital, Inc. having an office at 150 Nassau Street, New York, New York 10038 party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Rooms 1009-1013

               (Substantially as indicated on the attached plan)

in the building known as 150 Nassau Street (sometimes hereinafter called the "Building") in the Borough of Manhattan, City of New York, for the term of five
(5) years and eight (8) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of April nineteen hundred and ninety-five, and to end on the 31st day of December two thousand both dates inclusive, at an annual rate of

                                (SEE RIDER #64)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT OCCUPANCY

1. Tenant shall pay the rent as above and as hereinafter provided,

2. Tenant shall use and occupy demised premises for general office use for Tenant's investment business and for no other purpose.

ALTERATIONS:

     3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

REPAIRS:

     4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.


WINDOW CLEANING:

     5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commis-sions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by his manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:


7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property -- Loss, Damage, Reimbursement, Indemnity:

8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.
Rider to be added if necessary.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition subject to delays due to adjustments of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take necessary materials and equipment into said premises without the same

                                                [  ]   [   ]
                                               PLEASE INITIAL
Rider to be added if necessary.

constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

VAULT, VAULT SPACE, AREA:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authority for such vault or area shall be paid by Tenant.

OCCUPANCY:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

BANKRUPTCY:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Owner for unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease including the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premises are damaged by reason of negligence or careless ness of Tenant, its agents, employees or [illegible] against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if Tenant'D' shall make default with respect to any other lease between Landlord'DD'; or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five
(5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from Liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.



FEES AND EXPENSES:

     19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant, to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five
(5) days of rendition of any bill or statement to tenant therefore, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.


                                                                   [  ]   [  ]
                                                                  PLEASE INITIAL


Art. 17'D' (or any other entity having one or more of the same principals as Tenant)

Art. 17'DD' (or any other landlord having one or more of the same principals as Landlord or Sylvan Lawrence Company, Inc.) and Tenant or with respect to any other lease covering space at a building which is managed by Sylvan Lawrence Company, Inc.

REPRESENTATIONS BY LANDLORD:

        20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operations or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or expenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession is so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

PERIOD OF TERM:

        21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

        22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

        23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVERS:

        24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agent during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

        25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO PERFORM:

        26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord
is unable to fulfill any           [COPY ILLEGIBLE]                  layed in
supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supply any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:

       27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premised addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

SERVICES PROVIDED BY LANDLORD--WATER, ELEVATORS, HEAT, CLEANING, AIR
CONDITIONING:

        28. As long as Tenant is not in default under any of the covenants of this lease, Landlord shall provide: (a) elevator facilities, on business days* from 8 a.m. to 6 p.m.; (b) heat to the demised premises when and as required by law; on business days* from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the realty of which they are a part; (d) cleaning service for the demised premises on business days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord, and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building; (e) RIDER to be added in respect to rates and conditions for air conditioning cooling and ventilation if the entire building in which the demised premises is located is serviced by a central air conditioning cooling and ventilating system. If applicable, air conditioning/cooling will be furnished from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires[d] air conditioning/cooling/ventilation z for more extended hours or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A, Landlord+ to furnish the same at Tenant's expense.
(f) Landlord shall have no responsibility or liability for failure to supply the services agreed to herein. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, orders or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually-operated elevator service, Landlord at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.

CAPTIONS:

        29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:

        30. The term "office", or "offices", whenever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or transfer or display, at any time, of goods, wares, or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales* of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser,+ at any such sale,* or the said lessee of the building, or of the land and building, that the purchaser to the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical meaning. The term "business days" as used in this lease shall

                                                                   [  ]   [  ]
                                                                  PLEASE INITIAL



Rider to be added if necessary.
Art. 28 * (i.e., Mondays through Fridays, Federal, State, City and Building union holidays excepted)
[d]       or uses
z         or heating or elevator facilities
+ , in its sold discretion, may upon not less than 3 business days prior written request by Tenant,
Art. 30 * or transfer
          transferee
          [illegible]
include Saturdays (except such portion thereof as is covered by specific [illegible] in Article 28 hereof), Sundays and all days observed by the State and Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the Applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATION OFFERING:

     31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

RULES AND REGULATIONS:

     32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY

     33. Tenant has deposited with Landlord the sum of $700.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease: it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. (See Article 35 hereof)

SUCCESSORS AND ASSIGNS:

     34. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

SECURITY:

     35. The security deposited pursuant to Article 33 of the Lease shall be placed in an interest bearing account in the EMIGRANT SAVINGS BANK, subject to Landlord's sole right to change the depository at any time to any banking organization having a place of business in the State of New York, interest earned to become additional security. It is also understood and agreed that 1.0% per annum of the security funds shall be retained by Landlord as an administrative fee.
                                                                  [ ]      [ ]
                                                                  PLEASE INITIAL

----------------------
Space to be filled in or deleted.

RIDERS CONTAINING ARTICLES "35" THROUGH "63" INCLUSIVE ARE ANNEXED HERETO AND MADE A PART HEREOF.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Landlord:                    Lancet 150 Nassau L.P.
                                         .............................. CORP.
                                                                        SEAL
                                         By    [Signature]
 .....................................    ...............................[L.S.]
                                                                  Title


Witness for Tenant:                      Nichi Capital, Inc.
                                         .............................. [L.S.]

                                         By Wande Agunloye               CORP.
 .....................................    ............................... SEAL
                                          Vice President          Title

                                         Federal I.D. No. ____________________


                                ACKNOWLEDGEMENTS

AGENT FOR LANDLORD
STATE OF NEW YORK )
COUNTY OF NEW YORK)

     On this ____ day of January, 1995 before me personally came _______________ who executed the foregoing instrument and who, being duly sworn by me, did depose and say that he is the __________ of Sylvan Lawrence Company, Inc., the corporation which executed the foregoing instrument as agent for _______________ that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                 -------------------------------


CORPORATE TENANT
STATE OF NEW YORK,)
   COUNTY OF      )

     On this ____ day of January, 1995 before me personally came _______________ to me known, who being by me duly sworn, did depose and say that he resides in _______________ that be is the _____________ of ______________ the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                 -------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK,)
   COUNTY OF      )

     On this ____ day of __________, before me personally came __________, to me know and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------------------------

36. RELOCATION

     (a) Notwithstanding anything to the contrary contained in this Lease, Landlord, upon not less than thirty (30) days prior written notice to Tenant, shall have the right and shall use all reasonable efforts to substitute, as of a date specified in said notice (the "Effective Date"), other space in the Building of which the demised premises forms a part as of the Effective Date (the "Substitute Space") as the demised premises hereunder in lieu of the space then constituting the demised premises hereunder immediately prior to the giving of such notice (the "Prior Space"). In the event Landlord is unable to procure Substitute Space for Tenant pursuant to the provisions contained herein as of the Effective Date, Landlord may elect to terminate this Lease on a date (the "Termination Date") by giving Tenant ten (10) days prior written notice of Landlord's election to have the term of this Lease so cease and expire. Upon the giving of such notice by Landlord, the term of this Lease shall cease and expire on the Termination Date as if that date were the date originally provided in the Lease as the expiration date of the term hereof, except for any obligations of Tenant having accrued prior to the Termination Date.


     (b) Prior to the Effective Date, Landlord, at its expense and with Tenant's reasonable cooperation (but at no cost to Tenant), shall furnish necessary moving labor to move Tenant and Tenant's equipment and personal property to the Substitute Space, which Substitute Space shall be substantially equivalent in area to the Prior Space and, further, Landlord shall reimburse Tenant for the cost of transferring its telephone service to the Substitute Space.


     (c) Automatically on the Effective Date, the Substitute Space shall constitute the demised premises hereunder and all of the terms of this Lease shall apply thereto (except that Landlord shall not be required to perform any work or furnish any materials with respect to Tenant's installation in the Substitute Space, other than as hereinabove specifically provided), and the Prior Space shall automatically be deleted from the coverage of this Lease and the term of the Lease insofar as the Prior Space only is concerned shall be deemed to have ceased and expired with the same force and effect as if the Effective Date were originally provided in the Lease as the expiration date thereof (but the Lease shall continue in full force and effect for the full term thereof with respect to the Substitute Space).


     (d) Tenant covenants and agrees to quit and surrender vacant full possession of the Prior Space to Landlord on the Effective Date free and clear of any leases, tenancies and rights of occupancy of anyone claiming by or through Tenant. In the event Tenant shall fail or refuse to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date (for any reason other than Landlord's failure to furnish moving labor to Tenant), then and in such event Tenant shall pay to Landlord for each day or fraction thereof that Tenant shall fail to surrender such vacant full possession of the Prior Space to Landlord (in addition to all rent and additional rent provided to be paid under this Lease which is applicable from and after the Effective Date to the Substitute Space) an agree-upon sum equal to three times the quotient obtained by dividing (i) the sum of the monthly installment of basic annual rent then payable under this Lease plus one-twelfth of all additional rent then payable under this Lease; by (ii) 30; (the "Daily Rate" for the Prior Space). Such Daily Rate for the Prior Space is in the nature of liquidated damages to Landlord for Tenant's failure to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date. The foregoing provision for payment by Tenant for the Daily Rate for the Prior Space shall be without prejudice to Landlord's instituting Summary or such other proceedings as Landlord may desire in order to obtain as promptly as possible vacant full possession of the Prior Space. The foregoing provision for payment by Tenant of the Daily Rate for the Prior Space relates solely and directly to Landlord and Tenant's mutual agreement to the daily value of the Prior Space to each of Landlord and Tenant taking into consideration Tenant's agreement to comply with the terms of this Article and surrender vacant full possession of the Prior Space to Landlord on or before the Effective Date time being deemed of the essence; therefore, in addition to Tenant's agreement to make payment of the Daily Rate for each subject day, Tenant agrees to pay Landlord the total amount of any loss, damage, cost or injury (including attorneys' fees and disbursements) suffered by Landlord with regard to any existing or potential transaction which is adversely affected by Tenant's failure or refusal to timely surrender the Prior Space.



                                           PLEASE INITIAL

                                           [  ]        [  ]
                                          LANDLORD    TENANT

7. ELECTRICITY

        (a) Landlord agrees to supply Tenant with such electric current as Tenant shall reasonably require (consistent with the existing electrical capacity contained in the demised premises) for Tenant's wiring facilities and equipment within the demised premises as of the commencement of occupancy thereof by Tenant, and in consideration thereof Tenant agrees that the basic annual rent reserved in the lease within. Lease shall be increased by the agreed upon sum of $1635 (the "Base Charge"), retroactive to the date of possession which Base Charge increase to basic annual rent shall in no event be subject to reduction but shall be subject to being increased as hereinafter provided. Landlord shall not be liable in any way to Tenant for failure or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Landlord. Tenant shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in demised premises, at Tenant's expense, or shall pay Landlord's reasonable charges therefor on demand. Anything to the contrary contained in this Lease notwithstanding, Tenant shall pay for the cost of electricity (or pay the cost of any other utility separately) consumed (including central air-conditioning) by any air conditioning equipment (including central air-conditioning) located in the demised premises as well as any other air conditioning equipment in conjunction with the operation of furnishing conditioned air to the demised premises irrespective of whether any such equipment is located in the demised premises or in any other portion of the Building. The term "equipment" as used herein shall be deemed to include, without limitation, all components and auxiliary equipment used in connection with air conditioning equipment servicing the demised premises including Tenant's pro rata share of the cost of the electricity (or other utility) for the operation of the cooling tower(s) used in connection therewith if the air conditioning equipment is water cooled. Landlord shall have the right from time to time at Landlord's cost to replace lighting fixtures in the demised Premises with substitute lighting fixtures reasonably equivalent in aggregate light level.

        (b) After Tenant shall have entered into possession of the demised premises, or any portion thereof, Landlord, at any time and from time to time during the term of this Lease, shall have the right to have surveys made by Landlord's electrical consultant of the electrical consumption within the demised premises and the determination of said electrical consultant shall determine whether the Base Charge for electricity (as same may have been increased by previous surveys and determinations made by Landlord's electrical consultant) is less than the then electrical consumption charge determined by Landlord's electrical consultant to be properly payable by Tenant as a result of the then current survey determination made by said electrical consultant and if the Base Charge shall be less than such electrical consumption charge so determined by Landlord's consultant to be applicable to Tenant's consumption of electricity then, effective as of the date of occupancy in the case of the first survey and effective as of the date of the making of the second and subsequent surveys the Base Charge increase to basic annual rent (as same may have been previously increased pursuant to the provisions hereof) shall be further increased by an amount equal to the difference between: (i) the Base Charge increase (plus any previous increases to the Base Charge increase in accordance with the provisions hereof); and (ii) the then electrical consumption charge determined to be applicable by Landlord's consultant.

        Surveys made by Landlord's electrical consultant shall be based upon the use of such electric current between the hours of 8 A.M. to 6 P.M. on Monday through Fridays, and 8 A.M. to 1 P.M. on Saturdays and such other days and hours when Tenant uses electricity for lighting and for the operation of the machinery, appliances and equipment used by Tenant in the demised premises. In addition, if cleaning services are provided by Landlord, such survey shall include Landlord's normal cleaning hours of up to five hours per day for lighting within the demised premises and for electrical equipment normally used in such cleaning.

        The cost of the first survey made by Landlord's electrical consultant shall be borne by Landlord. With respect to subsequent surveys, if Landlord's consultant shall determine that there has been an increase in Tenant's use of electrical current then, in addition to the other requirements and obligations imposed on Tenant in this article, Tenant shall pay the fees of the electrical consultant making such survey. The findings of such electrical consultant shall be binding and conclusive on Landlord and Tenant.

        (c) Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors, machinery and equipment in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert possible adverse effects upon the Building electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, machinery, appliances or equipment to the Building electric distribution system or make any alteration or addition to Tenant's machinery, appliances or equipment, or the electric system of the demised premises existing on the commencement date of the term hereof. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the basic annual rent by an amount which will reflect the value of the additional service to be furnished by Landlord, that is, the potential additional electrical current to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree thereon, such amount shall be determined by an electrical engineer or consultant to be selected by Landlord and paid by Tenant. When the amount of such increase is so determined, the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of basic annual rent stated in this Lease effective from the date such additional service is made available to Tenant; but such increase shall be effective from such date even if such supplementary agreement is not executed.

        (d) If the public utility rate schedule for the supply of electric current to the Building or the utility company fuel adjustment charge or demand charge shall be increased at any time after the date hereof, or if there shall be a change in taxes or if additional taxes shall be imposed upon the sale or furnishing of such electric current, or if there shall be a change in the space constituting the demised premises, or if Tenant's failure to maintain its machinery and equipment in good order and repair causes greater consumption of electrical current, or if Tenant uses electricity on days or hours other than those specified in subparagraph (b) hereof, or if Tenant adds any machinery, appliances or equipment, the basic annual rent herein reserved shall be equitably adjusted to reflect any or all of the foregoing as may be applicable. If Landlord and Tenant cannot agree thereon, the amounts of such adjustment(s) shall be determined, based on standard practices, by any electrical engineer or consultant, to be selected by Landlord and paid by Tenant and the findings of said electrical engineer or consultant shall be binding and conclusive upon the parties. When the amounts of such adjustment are so determined, the parties shall execute an agreement supplementary hereto to reflect such adjustment in the amount of the basic annual rent stated in the Lease effective from the date of the increase of such usage as determined by such electrical engineer, or consultant, or as the case may be, from the effective date of such increase in the public utility rate schedule; but such adjustments shall be effective from such date whether or not such a supplementary agreement is executed.

        (e) Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty
(30) days' notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric energy to Tenant and the basic annual rent payable under this Lease shall be reduced by the amount of any previous increases thereto on account of electricity supplied pursuant to the provisions of this Article. Landlord, upon the expiration of the aforesaid notice to Tenant, may discontinue furnishing the electric current; but, if, for any reasons, the supply of electric current by Landlord to the Tenant shall thereafter continue for any period of time, this shall be without waiver of the right of Landlord thereafter to terminate the same without further notice, and the Tenant shall continue to pay the basic annual rent as increased pursuant to this Article as herein provided until such time as the supply of current shall in fact be discontinued. If Landlord so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the Building. Tenant will at its sole cost and expense, without diminishing Landlord's existing or potential electric capacity and in compliance with all laws and all applicable provisions of this Lease including but not limited to Articles 3 and 6 hereof and having first obtained Landlord's prior written consent, furnish and install all risers, service wiring , switches, meter equipment and meters that may be necessary for such installation.

        In addition and notwithstanding anything to the contrary contained in this article, Landlord at anytime during the term of this Lease on not less than thirty (30) days' prior written notice to Tenant may require Tenant to purchase electricity from Landlord or from a meter company designated by Landlord upon the terms of such submetering clause that may then be currently used by Landlord in the Building or which the demised premises form a part. If Landlord shall elect to have Tenant purchase electricity directly from Landlord or Landlord's designated meter company as aforesaid, then Landlord at Tenant's sole cost and expense (but with Tenant's reasonable cooperation) shall perform all wiring as may be necessary to have Tenant's electrical consumption measured by submeters provided by Landlord at Tenant's sole cost and expense.

        (f) If any tax is imposed upon Landlord with respect to electrical energy furnished as a service to Tenant by any federal, state, municipal or other authority, Tenant covenants and agrees that where permitted by law or applicable regulations, Tenant's pro rata share of such taxes, shall be reimbursed by Tenant to Landlord within ten (10) days after being billed therefore.

                                           PLEASE INITIAL
                                           [ ]        [ ]
                                           Landlord          Tenant

38. REAL ESTATE ESCALATION

     In addition to basic annual rent, Tenant agrees to pay Landlord as additional rent sums computed in accordance with this Article.

     "Taxes" shall mean any real estate tax, assessment, governmental levy, school or county tax or any other governmental or quasi-governmental charge, general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature whatsoever, which is or may be assessed or imposed upon the Building in which the demised premises are located, the land underlying the Building, and the sidewalks, plazas, vaults, streets and alleys in front of or adjacent to the Building, including without limitation any tax, excise or fee measured by or payable with respect to any rent or mortgage levied against Landlord and/or said land and/or Building and/or against the holder of any mortgage affecting said land or Building under the laws of the United States, the State of New York, the City of New York, or any political subdivision thereof, as a substitute for or in addition to taxes presently or hereafter imposed on said land and/or Building or resulting from or due to any change in the method of taxation, provided that any such substitute or additional tax on rent shall be considered as if rent were the only income of Landlord, but excluding any income, franchise, corporate, estate, inheritance, succession, capital stock or transfer tax levied on Landlord.

     "Basic Tax" shall mean Taxes for fiscal year July 1, 1995 to June 30, 1996. "Tenant's Proportionate Share" shall be deemed to be .015%.

     "Tax Year" shall mean every twelve month consecutive period commencing each first day of the real estate tax fiscal year (presently July 1st) during the term of this Lease.

     If Taxes for any Tax Year shall be greater than Basic Tax, then Tenant shall pay Landlord as additional rent an amount (the "Real Estate Tax Escalation") equal to Tenant's Proportionate Share of the amount by which Taxes for the subject Tax Year are greater than Basic Tax. Real Estate Tax Escalation shall be payable by Tenant to Landlord in installments in the same manner that Taxes are payable by Landlord pursuant to law, or at Landlord's option in advance by monthly installments due on the first day of each calendar month, commencing July 1, 1996.

     If Basic Tax shall subsequently be adjusted, corrected or reduced, whether as the result of protest of an existing or a tentative assessment, by agreement, as the result of legal proceedings, or otherwise, Basic Tax for the purpose of computing Real Estate Tax Escalation shall be Basic Tax as so adjusted, corrected or reduced. Until Basic Tax is so adjusted, corrected or reduced, if ever, Tenant shall pay Real Estate Tax Escalation based upon the unadjusted, uncorrected or unreduced Basic Tax, and upon such adjustment, correction or reduction occurring any Real Estate Tax Escalation paid by Tenant prior to such occurrence shall be recomputed and Tenant shall pay Landlord any additional Real Estate Tax Escalation found due by such recomputation within ten (10) days of Landlord's billing Tenant therefor (which bill shall set forth the pertinent data comprising such recomputation).

     If Taxes for any Tax Year shall be so adjusted as the result of protest of any assessment, by means of agreement or as the result of legal proceedings, Real Estate Tax Escalation for said Tax Year shall be determined on the basis of said adjusted Taxes. If Tenant shall have paid the subject Real Estate Tax Escalation prior to said adjustment, upon Tenant's written request Landlord shall credit Tenant against future Real Estate Tax Escalation any excess in Tenant's payment resulting from the subject recomputation of Real Estate Tax Escalation less Tenant's Proportionate Share of any cost, expense or fees (including experts' and attorneys' fees and disbursements) incurred by Landlord in obtaining said adjustment to Taxes. If an adjustment to Taxes occurs but no corresponding Real Estate Tax Escalation has been paid, Tenant shall pay as additional rent Tenant's Proportionate Share of any cost, expenses or fees (including experts' and attorneys' fees and disbursements) incurred by Landlord in obtaining said adjustment to Taxes within ten (10) days of Landlord's billing Tenant therefor.

     Except for adjustments, corrections or reductions to Basic Tax or Taxes for any Tax Year as specifically provided for above in this Article, the bill furnished to Tenant for Real Estate Tax Escalation shall constitute a final determination between Landlord and Tenant as to Real Estate Tax Escalation for the period represented thereby unless Tenant, within twenty (20) days after delivery of said bill by Landlord to Tenant time being deemed of the essence, gives Landlord written notice that Tenant disputes the accuracy of said bill which Tenant's notice must specify the particular respects in which the bill is claimed by Tenant to be incorrect and set forth any and all relevant additional information Tenant may reasonably request of Landlord. Tenant's right set forth in the immediately preceding sentence to give Landlord notice of Tenant's dispute with the accuracy of the above-described bill or to reasonably request relevant additional information is subject to and contingent upon Tenant's (i) timely paying in full Landlord's bill in question, (ii) paying all Landlord's reasonable expenses incurred in connection with Tenant's dispute and/or request for information including without limitation out-of-pocket expenses, and wages and benefits of Landlord's and Landlord's agent's employees for said employees' hours of work directly relating to Tenant's dispute and/or request for information, and (iii) being represented in connection with Tenant's dispute only by Tenant's principals, officers and employees, and outside parties, if any, compensated only by hourly fee or flat rate and not by a percentage of Tenant's related recovery. Tenant acknowledges that Landlord's books and records are confidential and are not available for examination. Tenant shall pay Real Estate Tax Escalation as computed by Landlord pending resolution of any related dispute, subject to adjustment upon resolution.

     Amounts due hereunder shall be equitably prorated to reflect any period of less than a full Tax Year at the commencement or end of the term of this Lease or any change in the area of the demised premises. If the fiscal tax year or the method of tax payment shall hereafter be changed, appropriate adjustment to the provisions of this Article shall be made accordingly to reflect any such change; it being the intention of Landlord and Tenant that sufficient factors shall always exist to determine Real Estate Tax Escalation. Tenant shall pay Landlord as additional rent upon demand any occupancy tax, rent tax and other tax of similar nature or intent now or hereafter in effect if the taxing authority shall enact a law making same payable by Landlord. No computation under this Article shall result in a reduction to the basic annual rent in effect at the time of the subject computation. Tenant's liability under this Article shall survive the termination of this Lease.

                                                            PLEASE INITIAL
                                                             [  ]    [  ]
                                                           LANDLORD TENANT

        There are no Articles numbered "39," "40" and "41" hereof.

42.     INSURANCE

        Tenant, throughout the term of this Lease, shall maintain in full force and effect for the benefit of and naming Tenant as insured (i) commercial general liability insurance including products/completed operations coverage and blanket contractual liability coverage against claims for personal injury, bodily injury and death to persons, and damage to property, occurring in, on, or about the demised premises, naming Landlord, Landlord's principals and Landlord's agent as additional insureds, providing primary plus umbrella coverage with limits of not less than five million dollars ($5,000,000) per occurrence without deduction, (ii) customary "all-risks" property insurance covering the demised premises in an amount sufficient, as determined by Landlord from time to time, to cover the replacement costs for all Tenant's alterations, improvements, fixtures and personal property located in or on the demised premises, with a deductible amount not to exceed one thousand dollars ($1,000),
(iii) statutory worker's compensation and employers liability insurance, and
(iv) any other insurance Landlord reasonably requires with respect to risks relating to Tenant's use or manner of use of the Premises.

        Prior to Tenant's occupying the demised premises, Tenant shall deliver to Landlord, for each insurance policy (the "Insurance Policy") required under this Article, a certificate of insurance (the "Certificate of Insurance") setting forth the subject amount of coverage and other material terms of the Insurance Policy together with proof of payment of the subject premium. On a date no later than thirty (30) days prior to the expiration date of each Insurance Policy, Tenant shall deliver to Landlord the Certificate of Insurance for the renewal of or substitute for the subject Insurance Policy together with proof of payment of the subject premium. Each Insurance Policy and renewal thereof or substitution therefor shall (i) contain a provision requiring the subject insurer (the "Insurance Carrier") to notify Landlord in writing by certified mail return receipt requested not less than thirty (30) days prior to the cancellation of the subject Insurance Policy (Tenant is responsible to have deleted from the subject Certificate of Insurance any disclaimer to Insurance Carrier's obligation to give Landlord prior written notice of cancellation of the Insurance Policy), and (ii) be issued by an Insurance Carrier licensed to do business in the State of New York having a Best's rating of at least A/VII.

        Each of Landlord and Tenant (i) waives the right to recover damages from the other party to this Lease regarding any damage to or loss of property, and
(ii) agrees that said party's subject Insurance Policy shall include a waiver by said party and the subject Insurance Carrier of said party's right to transfer to the subject Insurance Carrier said party's right to recover damages from the other party to this Lease regarding damage to or loss of property, provided (a) said waiver of subrogation is generally available in insurance policies covering property in New York city, and (b) if either Landlord or Tenant's subject Insurance Policy requires payment of an additional premium for said waiver of subrogation, the party to this Lease obtaining the benefit of said waiver of subrogation shall be obligated to pay said additional premium.

        Tenant shall indemnify and hold harmless (including attorneys' fees and disbursements) Landlord, Landlord's principals and Landlord's agent from and against any liability to, or claim by or on behalf, of any person, entity, governmental or quasi-governmental authority or any other party for injury, death, or damage arising from or relating to (i) Tenant or Tenant's agents, representatives, employees, invitees, licensees, contractors or customers use of the Premises, the common areas of the Building, or the plazas, sidewalks, curbs, or vaults adjacent to the Building and the land on which the Building is located, (ii) any work or thing done or omitted to be done by Tenant or Tenant's agents, representatives, employees, invitees, licensees, contractors or customers, or (iii) any default by Tenant under the terms and conditions of this Lease. In the event any action or proceeding shall be brought against Landlord, Landlord's principals and/or Landlord's agent in connection with any claim described in the immediately preceding sentence, Tenant shall defend such party in said action or proceeding, at Tenant's sole cost and expense, with legal counsel satisfactory to Landlord (Tenant's subject Insurance Carrier's legal counsel shall be deemed to be satisfactory).

43.     ATTORNMENT

        At the option of Landlord or any successor landlord or any ground lessor or holder of any mortgage affecting the Building, Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage affecting the Building, nor the institution of any suit, action, summary or other proceeding against Landlord or any successor landlord, or any foreclosure proceedings brought by the holder of any such mortgage to recover possession of the Building, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of Tenant under this Lease, and upon the request of any Landlord, successor landlord, ground lessor or the holder of such mortgage, Tenant covenants and agrees to attorn to the Landlord or to any successor to the Landlord's interest in the Building, or to such holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure. If in connection with obtaining financing for the Building, a bank, insurance company or other lending institution or individual requests reasonable modification to the terms of this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent and agreement thereto, provided such modification does not materially adversely affect Tenant's leasehold interest under this Lease.

44.     ADDITIONAL RENT

        All costs, charges and expenses which Tenant agrees or is obligated to pay or assumes under the terms of this Lease shall be deemed to be additional rent, and in the event of non-payment thereof Landlord shall have all of the rights and remedies with respect thereto as are provided for in this Lease in the case of non-payment of rent, in addition to all rights and remedies otherwise available to Landlord at law and in equity.

45.     MERCHANDISE, REFUSE, ETC.

        Tenant shall at no time leave any merchandise, supplies, materials or refuse in the hallways or other common areas of the Building or in any other area of the Building other than the demised premises. Tenant covenants that all garbage and refuse shall be kept in proper containers, securely covered, until removed from the Building so as to prevent the escape of objectionable fumes and odors and the spread of vermin, and Tenant further covenants that no refuse and/or garbage shall be permitted to remain on the sidewalks adjacent to the Building.

46.     AIR CONDITIONING PERMITS

        Anything to the contrary contained in this Lease notwithstanding, Tenant agrees to pay the cost of any and all permits required by any branch or department of the borough, county, city, state or federal government in connection with any air conditioning now or hereafter located in the demised premises whether or not installed by Landlord or Tenant.

47.     MECHANICS LIENS

        Anything to the contrary contained in this Lease notwithstanding, Tenant agrees that if any mechanic's lien shall be filed against the Building for work claimed to have been done for or materials claimed to have been furnished to the demised premises and/or Tenant, said mechanic's lien shall be discharged by Tenant, by payment or by bond, at Tenant's sole cost and expense, within ten
(10) days following the filing of said mechanic's lien. In the event any such mechanic's lien is not timely discharged as provided for in the immediately preceding sentence, Landlord, upon (10) days prior notice given to Tenant, shall have the right to elect to discharge same on behalf of and at the expense of Tenant and Tenant shall promptly reimburse Landlord, as additional rent, for all costs, disbursements, fees and expenses, including without limitation attorneys' fees and disbursements, incurred in connection with discharging said mechanic's lien.

48.     LIMITATION OF LANDLORD LIABILITY

        Tenant shall look solely to the estate and property of Landlord or any successor-in-interest to Landlord, as applicable, in the Building and the land on which the Building is located for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process or determination) against the subject Landlord in the event of any default by Landlord under this Lease, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

49.     ESTOPPEL CERTIFICATE

        Tenant agrees, at any time, and from time to time, upon not less than seven (7) days prior written notice from Landlord, to execute, acknowledge, and deliver to Landlord, a notarized statement in writing addressed to Landlord and/or any other party designated by Landlord certifying (a) that this Lease is unmodified (or if this Lease has been modified specifying any such modification) and in full force and effect, (b) the dates to which rent, additional rent, and other charges have been paid, (c) whether or not there exists any default by Landlord or Tenant in the performance of any term or condition of this Lease and if so specifying the nature of each such default, and (d) such other information as Landlord may require; it being intended that any such statement delivered pursuant to this Article may be relied upon by Landlord, and by any mortgagee or prospective mortgagee under any mortgage affecting the Building and/or the land on which the Building is located, and by any purchaser, prospective purchaser, net lessee or prospective net lessee of the Building and/or the land on which the Building is located. Time shall be deemed of the essence with regard to Tenant's material obligations set forth in this Article and Tenant's failure to timely fulfill the requirements contained in this Article shall be deemed a material default under the terms of this Lease giving rise to all of Landlord's rights, including but not limited to Landlord's right to terminate this Lease, and in addition Tenant shall be liable for all damages, including but not limited to consequential damages which may be substantial, sustained by Landlord due, in whole or in part, to Tenant's failure to timely provide Landlord with the Tenant's statement described in this Article. Tenant agrees, at any time, upon demand of Landlord, to immediately deliver to Landlord an original execution counterpart of this Lease (including all modifications and relevant correspondence) or an exact copy of this Lease (including all modifications and relevant correspondence) certified by Tenant to be a true and complete copy of this Lease.

                                                                            3/94


                                            PLEASE INITIAL

                                           [  ]        [  ]
                                          LANDLORD    TENANT

There is no Article "50" hereof.

51. LATE PAYMENTS

     If Tenant shall fail to pay any installment of basic annual rent or additional rent when first due hereunder (irrespective of any grace period as may be applicable thereto) and such failure to pay shall continue for more than ten (10) days after such payment was first due, then interest at the maximum legal interest rate that then may be charged to parties of the same legal capacity as Tenant shall accrue from and after the date on which any such sum was first due and payable hereunder and such interest shall be deemed to accrue as additional rent hereunder and shall be paid to Landlord upon demand made from time to time, but in any event no later than the time of payment of the delinquent sum.

52. HOLDOVER

     If Tenant shall hold possession of the demised premises after the expiration of the term of this Lease or the prior termination of this Lease, and the Lease is not renewed or a new lease is not entered into between the parties, the parties hereby agree that Tenant's occupancy of the demised premises after the expiration of the term or prior termination of this Lease shall be deemed that of a trespasser commencing on the first day after the expiration of the term or prior termination of this Lease. Notwithstanding the fact that Tenant shall be deemed to be a trespasser, after the expiration of the term or prior termination of this Lease, Tenant shall continue to be fully responsible for the faithful performance by Tenant of all of the terms set forth in this Lease, except Tenant shall pay on the first day of each month after the expiration or sooner termination of this Lease for use and occupancy of the demised premises an amount equal to the higher of (i) an amount equal to three times the sum of (a) the monthly installment of basic annual rent payable by Tenant during the last year of the original term of this Lease (i.e., the year immediately prior to the holdover period) and (b) all monthly installments of additional rent payable by Tenant pursuant to the terms of this Lease that would have been billable monthly by Landlord had the term of the Lease not expired;
or (ii) an amount equal to the then market rental value of the demised premises as shall be established by Landlord giving notice to Tenant of Landlord's good faith estimate of such market rental value.

     Tenant shall occupy the demised premises during the holdover period in its "as is" condition as of the expiration of the term or prior termination of this Lease and Landlord shall not be required to perform any work, furnish any materials or make any repairs within the demised premises during the holdover period. Nothing contained in this Lease shall be construed as a consent by Landlord to the possession by Tenant of the demised premises beyond the expiration of the term or prior termination of this Lease, and Landlord, upon said expiration of the term or prior termination of this Lease shall be entitled to the benefits of all legal remedies that may now be in force or may hereafter be enacted relating to immediate repossession of the demised premises by Landlord and in addition Landlord shall be entitled to recover any and all damages, direct and/or consequential, sustained by Landlord (including but not limited to special damages) as a result of Tenant's holdover, which recovery of damages shall be distinguished from and not be offset by any payment made by Tenant for the use and occupancy of the demised premises.

53. NO EMPLOYMENT AGENCY, MESSENGER SERVICE, RETAIL OR RESIDENTIAL USE OF DEMISED PREMISES

     It is an express condition of this Lease that the demised premises be used for commercial purposes only in accordance with the provisions herein contained. In no event may the demised premises be used for Employment Agency, Messenger Service, Retail or Residential purposes and Tenant covenants and agrees to use the demised premises only for commercial purposes specified in Article 2 hereof. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this Article shall constitute a material default by Tenant under the terms of this Lease entitling Landlord to exercise any and all rights granted Landlord pursuant to Articles 17 and 18 of this Lease, including without limitation, the right to terminate this Lease and recover possession of the demised premises by reason of Tenant's default.

54. WAIVER OF COUNTERCLAIM

     Tenant shall and hereby does waive its right and agrees not to interpose any counterclaim or offset of whatever nature or description in any proceeding or action which may be instituted by Landlord against Tenant to recover possession of the demised premises, for the collection of rent, additional rent, other charges, or for damages, or in connection with any matters or claims, whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of said premises. This clause, as well as the "waiver of jury trial" provision of this Lease, shall survive the termination or any cancellation of this Lease, or the term hereof (nothing, however, contained in this clause shall preclude Tenant from instituting a separate action against Landlord with respect to any claim that Tenant may have against Landlord or from moving to consolidate such action with any action or proceeding which may have been instituted by Landlord; it being understood, however, that Landlord may oppose any motion of consolidation.)

55. ATTORNEY'S FEES

     In case it shall be necessary for Landlord to institute any action or proceeding against Tenant for the non-payment of rent or for the violation of any of the covenants or provisions of this Lease or for the recovery of possessions of the demised premises or should Landlord be compelled to intervene in any action or proceeding wherein Tenant is a party in order to enforce or protect Landlord's interest or rights hereunder, then and in any of such events, if Landlord shall be successful in such action or proceeding, Tenant shall be obligated to pay to Landlord reasonable attorneys' fees, costs and disbursements incurred for the institution and prosecution of any such action, proceeding or intervention.

                                                                 PLEASE INITIAL
                                                                   [ ]     [ ]
                                                                LANDLORD  TENANT

                                                                            2/86

56.  APPLICATION OF SECURITY

     If Landlord shall apply all or a portion of the Tenant's security deposit under this Lease towards the curing of a default by Tenant, Tenant shall, within ten (10) days of Landlord's giving Tenant written notice of such application of Tenant's security deposit, deposit with Landlord an amount equal to the sum so applied by Landlord so as to restore the security deposit to the amount held by Landlord prior to such application; Tenant's failure to timely deposit such amount with Landlord in full shall constitute a material default on the part of Tenant under this Lease.


57.  BROKER


     Tenant covenants and represents that Tenant has dealt with no broker in connection with this Lease or the demised premises other than Sylvan Lawrence Company, Inc. and none. Tenant agrees to indemnify and hold harmless Landlord and Landlord's agent, Sylvan Lawrence Company, Inc., from responsibility, loss, costs and damages in connection with any claim for commission or other fees made by any broker, other than the broker(s) named in the immediately preceding sentence, claiming to have dealt with Tenant in connection with this Lease or the demised premises. Tenant shall have no obligation to pay a commission or other fee regarding this Lease to the broker(s) named in the first sentence of this Article unless Tenant has undertaken to do so by separate agreement.


58.  RIDER PORTIONS PREVAIL


     The rider portions of this Lease shall be read in conjunction with the printed standard form of lease to which the rider portions are annexed. If there is any inconsistency or ambiquity between the terms of the rider portions of this Lease and the standard form of lease, the rider portions of this Lease shall prevail.


59.  NO OTHER REPRESENTATIONS,
     CONSTRUCTION, GOVERNING LAW


     Tenant expressly acknowledges and agrees that Landlord and Landlord's agents have not made and are not making, and Tenant is not relying upon, any warranty, representation, promise or statement, except to the extent the same are expressly set forth in this Lease or in a written agreement between Landlord and Tenant entered into simultaneously with the execution and delivery of this Lease and which expressly refers to this Lease. This Lease shall be governed in all respects by the laws of the State of New York.


60.  ELEVATOR AND BUILDING
     SYSTEM INSTALLATIONS

     Throughout the term of this Lease, including renewals and extensions, Tenant agrees that Landlord shall have the right, upon Landlord's giving Tenant not less than thirty (30) days prior written notice, to reclaim a portion or portions of the demised premises solely for the purpose of (i) installing additional elevator(s) in the Building and/or (ii) improving Building system(s), provided the amount of such reclaimed space shall be limited to such space as is required for the proper installation, access and operation of (i) said elevator(s) and space which is required for public purposes relating to said elevator(s) and/or (ii) the subject improvement(s) to Building system(s). Landlord shall be permitted access to the demised premises to perform the work to install and maintain said elevator(s) and/or improvement(s) to Building system(s), including the right to take all necessary materials and equipment into the demised premises without the same constituting an eviction, and Tenant shall not be entitled to any abatement of rent while such work is in progress or any damages by reason of loss or interruption of business or otherwise. Landlord agrees to use Landlord's reasonable efforts to perform such installation in a manner which minimizes interference with Tenant's use of the demised premises and Landlord shall be responsible to make repairs and restoration reasonably required as a direct result of such installation. Except as otherwise specifically set forth in this Article, the terms and conditions of this Lease shall not be modified by reason of the installation(s) and maintenance thereto.


61.  PROVISIONS SEVERABLE


     If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.


62.  EXECUTION AND DELIVERY OF LEASE


     Landlord's submission of this Lease to Tenant for review and execution shall confer no rights nor impose any obligations on either Landlord or Tenant unless and until both Landlord and Tenant shall have executed this Lease and fully executed duplicate originals of this Lease shall have been delivered to each of Landlord and Tenant.


63.  UNCOLLECTABLE CHECKS


     If Landlord receives a check from Tenant for the payment of basic annual rent, additional rent and/or any other charges due under this Lease which is uncollectable by Landlord due to insufficient funds in Tenant's account or for any other reason, Tenant shall pay Landlord, or at Landlord's option Tenant shall pay Landlord's agent, a service charge in the sum of one hundred dollars ($100) as additional rent representing Landlord's time and expense in processing such uncollectable check. Landlord shall have the right at any time and from time to time during the term of this Lease to require that Tenant's checks in payment of basic annual rent, additional rent and/or any other charges due under this Lease be drawn on a member bank of the New York Clearing House Association. The provisions of this Article shall not limit Landlord form enforcing any other rights Landlord may have under this Lease in the event of Landlord's receipt of any uncollectable check, and Landlord's right to collect a service charge provided for above shall be in addition to all other rights of Landlord contained in this Lease.

                                                                           5/94
                                           PLEASE INITIAL

                                           [  ]        [  ]
                                          LANDLORD    TENANT

64.  RENT PAYMENT


Thirteen thousand, nine hundred sixty five dollars and ninety six cents ($13,965.96) per annum from 4/1/95 to and including 12/31/95; Fourteen thousand, six hundred sixty four dollars and twenty nine cents ($14,664.29) per annum from 1/1/96 to and including 12/31,/96; Fifteen thousand, three hundred ninety seven dollars and fifty cents ($15,397.50) per annum form 1/1/97 to and including 12/31/97; Sixteen thousand, one hundred sixty seven dollars and thirty eight cents ($16,167.38) per annum from 1/1/98 to and including 12/31/98; Sixteen thousand, nine hundred seventy five dollars and seventy five cents ($16,975.75) from 1/1/99 to and including 12/31/99; Seventeen thousand, eight hundred twenty four dollars and fifty four cents ($17,824.54) from 1/1/00 to and including 12/31/00.

[illegible] information reporting. Only payees described in items (2) through
(6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

   (1) A corporation.

   (2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).

   (3) The United States or any of its agencies or instrumentalities.

   (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

   (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

   (6) An international organization or any of its agencies or instrumentalities.

   (7) A foreign central bank of issue.

   (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

   (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

   (10) A real estate investment trust.

   (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

   (12) A common trust fund operated by a bank under section 584(a).

   (13) A financial institution.

   (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

   (15) A trust exempt from tax under section 664 or described in section 4947.

   Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

     Payments to nonresident aliens subject to withholding under section 1441.

     Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

     Payments of patronage dividends not paid in money.

     Payments made by certain foreign organizations.

   Payments of interest generally not subject to backup withholding include the following:

     Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

     Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     Payments described in section 6049(b)(5) to nonresident aliens.

     Payments on tax-free covenant bonds under section 1451.

     Payments made by certain foreign organizations.

     Mortgage interest paid by you.

   Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under such sections.

PENALTIES

Failure To Furnish TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Failure To Include Certain Items on Your Tax Return.--If you fail to properly include on your tax return certain items reported to IRS, such failure will be treated as being due to negligence, and you will be subject to a penalty of 5% on any part of an underpayment of tax attributable to that failure unless there is clear and convincing evidence to the contrary.

Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

SPECIFIC INSTRUCTIONS

Name.--If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

Signing the Certification.--

(1) Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts That Were Considered Active During 1983.--You are not required to sign the certification; however, you may do so. You are required to provide your correct TIN.

(2) Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983 and Broker Accounts That Were Considered Inactive During 1983.--You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

(3) Real Estate Transactions.--You must sign the certification. You may cross out item (2) of the certification if you wish.

(4) Other Payments.--You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

(5) Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions.--You are required to furnish your correct TIN, but you are not required to sign the certification.

(6) Exempt Payees and Payments.--If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

(7) TIN "Applied For."--Follow the instructions under How To Obtain a TIN, on page 1, sign and date this form.

Signature.--For a joint account, only the person whose TIN is shown in Part I should sign the form.

Privacy Act Notice.--Section 6109 requires you to furnish your correct taxpayer identification number (TIN) to persons who must file information returns with IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                   What Name and Number To Give the Requester
--------------------------------------------------------------------------------
For this type of account:           Give the name and SOCIAL SECURITY number of:
--------------------------------------------------------------------------------
 1. Individual                       The individual
 2. Two or more individuals          The actual owner of the account or, if
    (joint account)                  combined funds, the first individual on the
                                     account(1)
 3. Custodian account of a minor     The minor(2)
    (Uniform Gift to Minors Act)
 4. a. The usual revocable savings   The grantor-trustee(1)
       trust (grantor is also
       trustee)
    b. So-called trust account       The actual owner(1)
       that is not a legal or
       valid trust under state
       law
 5. Sole proprietorship              The owner(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Give the name and EMPLOYER IDENTIFICATION
For this type of account:           number of:
--------------------------------------------------------------------------------
 6. A valid trust, estate, or        Legal entity (Do not furnish the
    pension trust                    identification number of the personal
                                     representative or trustee unless the legal
                                     entity itself is not designated in the
                                     account title.)(4)
 7. Corporate                        The corporation
 8. Association, club, religious,    The organization
    charitable, educational, or
    other tax-exempt organization
 9. Partnership                      The partnership
10. A broker or registered nominee   The broker or nominee
11. Account with the Department      The public entity
    of Agriculture in the name
    of a public entity (such as
    a state or local government,
    school district, or prison)
    that receives agricultural
    program payments
--------------------------------------------------------------------------------
1 List first and circle the name of the person whose number you furnish.
2 Circle the minor's name and furnish the minor's social security number.
3 Show the name of the owner.
4 List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                    GUARANTY

VALUE RECEIVED, and in consideration for, and as an inducement to making the within lease with Tenant, the undersigned guarantees to Landlord's successors and assigns, the full performance and observance covenants, conditions and agreements, therein provided to be performed [illegible] by Tenant, including the "Rules and Regulations" as therein provided without requiring any notice of non-payment, non-performance, or non-[illegible], or proof, or notice, or demand, whereby to charge the undersigned all of which the undersigned hereby expressly waives and expressly [illegible] the validity of this agreement and the obligations of the guarantor shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As further inducement to Landlord to make this lease and in consideration thereof Landlord and the undersigned covenant and agree that in any action or proceeding brought by either Landlord or the undersigned against the other on any matter whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Landlord and the undersigned shall and do hereby waive trial by jury.

New York City __________________  19__   ________________________________ [L.S.]

_______________________________________  Residence _____________________________

                                         Business Address ______________________

                                         Firm Name _____________________________

STATE OF NEW YORK   )
County of           )  ss:

[TEXT MISSING]  this        day of                   , 19  , before me
     came                                                             ,
knows and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                         ___________________________
                                                  Notary

                            IMPORTANT -- PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 32.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and delivery of merchandise and equipment in a prompt and efficient manner using [illegible] and passageways designated for such delivery by Landlord. There shall not [illegible] in any space, or in the public hall of the building, either by any Tenant or [illegible] or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situate the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors, halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing or wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requires same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or eminate from the demised premises.

13. If the building contains central air conditioning and ventilation Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.


                                                           PLEASE INITIAL




Address        150 Nassau Street
               Rooms 1009-1010
Premises
=============================================
         Lancet 150 Nassau L.P.

                   TO

              Nichi Capital, Inc.
==============================================
                MODIFIED FORM OF
                    OFFICE
                     LEASE

 The Real Estate Board of New York, Inc.
    Copyright 1973. All Rights Reserved.
Reproduction in whole or in part prohibited.
==============================================

Dated  January     , 1995
Rent per Year      $3,705.00  1/1/95 - 12/31/95
                   $3,890.25  1/1/96 - 12/31/96
                   $4,084.76  1/1/97 - 12/31/97
                   $4,289.00  1/1/98 - 12/31/98
                   $4,503.45  1/1/99 - 12/31/99

Term     five (5) years
From     January 1, 1995
To       December 31, 1999

Drawn by      RSS/ys       Checked by____________
Entered by    Moses/       Approved by __________
             Candella
===================================================

                        MODIFICATION OF LEASE AGREEMENT
                        -------------------------------


     MODIFICATION OF LEASE AGREEMENT (this "Agreement) dated January __, 1997 by and between LANCET 150 NASSAU L.P. (the "Landlord") and NICHI CAPITAL, INC. (the "Tenant") modifying an agreement of lease (the "Lease") dated February 8, 1995 by and between Landlord and Tenant covering premises (the "Premises") known as Rooms 1009-1013 located in the building (the "Building") known as and located at 150 Nassau Street, New York, New York.

     In consideration of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is acknowledged by each of Landlord and Tenant, Landlord and Tenant agree as follows:

     1. Anything to the contrary contained in the Lease notwithstanding, if for any reason whatsoever Tenant shall not have paid in full each and every item of rent, additional and any other charges due and payable under the Lease which shall have accrued on or before February 28, 1997, the term of the Lease shall end of February 28, 1997.

     2. If the Lease is terminated under Paragraph 1 of this Agreement, Tenant shall remain responsible for all obligations of Tenant accruing through and including February 28, 1997, including but not limited to any arrears in the payment of basic rent, additional rent and other charges.

     3. If the Lease is terminated under Paragraph 1 of this Agreement, and Tenant fails to vacate the demised premises in accordance with the terms and conditions of the Lease and in broom clean condition on or before February 28, 1997, the terms and conditions of Article 52 (Holdover) of the Lease shall be in effect as of March 1, 1997, except reference to "three times" on line fifteen of the first paragraph of Article 52 shall be deleted and substituted therefor shall be "two and one-half times."


                                             LANCET 150 NASSAU L.P. (Landlord)

                                             By: [signature illegible]
                                                ------------------------------
                                                                       (Title)

                                             NICHI CAPITAL, INC.      (Tenant)

                                             By:/s/ Wande Agunloye -- President
                                                ------------------------------
                                                                         (Title)


     WANDE AGUNLOYE (the "Guarantor"), having an address at 1710 Caton Avenue, Apartment 42, Brooklyn, New York 11226, and having Social Security Number ###-##-####, represents that Guarantor has a personal interest in Tenant and the Lease, and Guarantor hereby agrees to be responsible for all obligations of Tenant under the Lease as modified by the Modification of Lease Agreement (the "Modification Agreement") set forth immediately above this Guaranty, including but not limited to Tenant's obligation to vacate the Premises on or before February 28, 1997 as more particularly provided for in the Modification Agreement and if Tenant fails to so timely vacate the Premises to pay rent in accordance with Article 52 of the Lease (as modified by the Modification Agreement) commencing on March 1, 1997, and Guarantor waives all rights to notice with regard to landlord's enforcement of this Guaranty and Guarantor agrees that landlord may exercise Landlord's rights against Guarantor without first attempting to exercise any such rights against Tenant.


                                                /s/ Wande Agunloye -- President
                                                ------------------------------
                                                WANDE AGUNLOYE

                                ACKNOWLEDGEMENTS
                                ----------------


CORPORATE TENANT
----------------
STATE OF NEW YORK )
                  : ss.:
COUNTY OF NEW YORK)


     On this 24th day of January, 1997 before me personally came WANDE AGUNLOYE who executed the foregoing instrument and who, being duly sworn by me, did depose and say that he resides at 1710 Caton Avenue, Apt. 42, Brooklyn, New York 11226, that he is the president of NICHI CAPITAL, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his/her name thereto by like order.


                                                       /s/ Jean Gross
                                            ------------------------------------
                                                         JEAN GROSS
                                              Notary Public, State of New York
                                                       No. 31-4511368
                                                Qualified in New York County
                                           Commission Expires September 30, 1997


INDIVIDUAL GUARANTOR
--------------------
STATE OF NEW YORK )
                  : ss.:
COUNTY OF NEW YORK)


     On this 24th day of January, 1997 before me personally came WANDE AGUNLOYE to me known to be the individual described in and who executed the above instrument, and who, being by me duly sworn, did depose and say that he executed said instrument.


                                                       /s/ Jean Gross
                                            ------------------------------------
                                                         JEAN GROSS
                                              Notary Public, State of New York
                                                       No. 31-4511368
                                                Qualified in New York County
                                           Commission Expires September 30, 1997